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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report for Harris Methodist Texas Health Plan, Inc. dated February 14, 2000, in this Form 8-K/A.


                                             ARTHUR ANDERSEN LLP

Dallas, Texas,
April 12, 2000